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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 22, 2003

                             COMSHARE, INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-4096                                           38-1804887
------------------------                   ------------------------------------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                 555 BRIARWOOD CIRCLE, ANN ARBOR, MICHIGAN   48108
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

                                 (734) 994-4800
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On June 22, 2003, Comshare, Incorporated (the "Company") and Computershare Investor Services LLC, as successor to KeyBank National Association, Key Corp Shareholder Services, Inc. and Harris Trust and Savings Bank's corporate trust business (the "Rights Agent") executed an amendment (the "Amendment") to the Rights Agreement, dated as of September 16, 1996, between the Company and the Rights Agent (the "Rights Agreement"). Capitalized terms used but not defined herein will have the meaning assigned thereto in the Rights Agreement. Section 26 of the Rights Agreement provides that Prior to the Distribution Date, the Company may supplement or amend any provision of the Rights Agreement without the approval of any holders of certificates representing shares of the Company's common stock.

         On June 22, 2003, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") between the Company, Geac Computer Corporation Limited, a corporation governed by the Canada Business Corporations Act ("Geac"), and Conductor Acquisition Corporation, a Michigan corporation and an indirect wholly owned subsidiary of Geac ("Merger Subsidiary"), pursuant to which Merger Subsidiary commenced a tender offer to purchase all of the outstanding shares of common stock of the Company, to be followed by a merger of Merger Subsidiary with and into the Company, upon the terms and subject to the conditions in the Merger Agreement. In connection with execution of the Merger Agreement and the transactions contemplated thereby, the Amendment amends the Rights Agreement to exempt the Merger Agreement, the Voting Agreement, the Offer, the Top-Up Option, the Merger and the Transactions from the application of the Rights Agreement.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as an exhibit hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMSHARE, INCORPORATED
                                            (Registrant)

Date:  July 3, 2002                         /s/ Brian J. Jarzynski
                                            -----------------------------------
                                            By:  Brian Jarzynski
                                            Title: Senior Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and
                                                   Assistant Secretary




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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number                     Description
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4.1                        Amendment dated as of June 22, 2003, to the Rights
                           Agreement dated as of September 16, 1996, between Comshare, Incorporated and Computershare Investor
                           Services LLC, as successor to KeyBank National
                           Association, Key Corp Shareholder Services, Inc. and
                           Harris Trust and Savings Bank's corporate trust business, as Rights Agent.